THE NEEDHAM FUNDS, INC.
Needham Small Cap Growth Fund (the “Fund”)
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SUPPLEMENT DATED AUGUST 1, 2024
TO THE SUMMARY PROSPECTUS
DATED APRIL 29, 2024
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This supplement is being filed to inform shareholders that, in accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's benchmarks have changed to the following benchmarks effective as of June 30, 2024:

PRIMARY	SECONDARY
Russell 3000® Index	Russell 2000® Growth Index
As such, the average annual total returns table for the periods ended December 31, 2023 on page 5 of the Summary Prospectus is hereby revised as follows:

Class (Inception Date)	1 Year	5 Years	10 Years	Since Inception (5/22/02)	Since Inception (12/30/16)
Retail Class (5/22/02)
Return Before Taxes	5.68%	16.68%	10.70%	11.04%	N/A
Return After Taxes on Distributions	5.68%	12.87%	7.39%	8.92%	N/A
Return After Taxes on Distributions and Redemption	3.36%	12.38%	7.47%	8.78%	N/A
Institutional Class (12/30/16)
Return Before Taxes	5.85%	17.33%	N/A	N/A	13.23%
Russell 3000® Index*	23.13%	14.14%	12.15%	9.67%	13.82%
Russell 2000® Growth Index*	18.66%	9.22%	7.16%	8.23%	8.07%
*    Comparative indices reflect no deductions for fees, expenses, or taxes.
Source: London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). © LSE Group 2022. All rights in the Russell 3000® Index and Russell Midcap® Growth Index vest in the relevant LSE Group company which owns each Index.
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Please retain this Supplement with the Fund's Summary Prospectus for future reference.